EXHIBIT 21.1

Subsidiaries of the Registrant

Entity	State of Formation
2010 Union L.P.	WA
AHC Acquisitions, Inc.	DE
AHC Bayside, Inc.	DE
AHC Beaverton SPE, LLC	DE
AHC Borrower I, Inc.	DE
AHC Capital, Inc.	DE
AHC Exchange Corporation	DE
AHC Galloway SPE, LLC	DE
AHC Kansas II, Inc.	DE
AHC Lakeland SPE, LLC	DE
AHC Niagara, LLC	DE
AHC Properties, Inc.	DE
AHC Purchaser Holding, Inc.	DE
AHC Trailside, Inc.	DE
ALI Elderly Living I, Inc.	DE
ALI Elderly Living II, Inc.	DE
ALI Elderly Living III, Inc.	DE
ALI Palmer Ranch East, Inc.	DE
ALS Canada, Inc.	DE
ALS Financing II, Inc.	DE
ALS Financing, Inc.	KS
ALS Holdings, Inc.	DE
ALS Kansas, Inc.	DE
ALS Kenosha, Inc.	DE
ALS Leasing, Inc.	DE
ALS National SPE I, Inc.	DE
ALS National SPE II, Inc.	DE
ALS National SPE III, Inc.	DE
ALS National, Inc.	DE
ALS North America, Inc.	DE
ALS West, Inc.	DE
ALS Wisconsin Holdings, Inc.	DE
ALS-Clare Bridge, Inc.	DE
ALS-Crossings, Inc.	DE
ALS-Jacksonville, L.P.	FL
ALS-Olathe I, Inc.	DE
ALS-Silverwood, Inc.	DE
ALS-Sparks Holding, Inc.	DE
ALS-Stonefield, Inc.	DE
ALS-Venture I, Inc.	DE
ALS-Venture II, Inc.	DE
ALS-West, Inc.	DE
ALS-Wovenhearts Minnesota, Inc.	DE
ALS-Wovenhearts, Inc.	DE
ALS-Wynwood, Inc.	DE
Alternative Living Services - Midwest, Inc.	MI
Alternative Living Services - New York, Inc.	DE
Alternative Living Services Home Care, Inc.	NY
Assisted Living Properties, Inc.	KS
BCI Construction, Inc.	KS
BCINC, Inc.	KS
Clare Bridge Cottage of Florence L.P.	DE
Clare Bridge Cottage of Lakeland L.P.	DE
Clare Bridge Cottage of Lebanon L.P.	DE
Clare Bridge Cottage of Lynchburg L.P.	DE
Clare Bridge Cottage of Topeka L.P.	DE
Clare Bridge of Adams II L.P.	DE
Clare Bridge of Beaverton L.P.	DE
Clare Bridge of Corona L.P.	DE
Clare Bridge of Everett L.P.	DE
Clare Bridge of Gainesville LLC	DE
Clare Bridge of Galloway L.P.	DE
Clare Bridge of Glendale L.P.	DE
Clare Bridge of Leawood L.P.	DE
Clare Bridge of Lynnwood L.P.	DE
Clare Bridge of Oro Valley L.P.	DE
Clare Bridge of Salem LLC	DE
Clare Bridge of Silverdale L.P.	DE
Clare Bridge of Southern Pines L.P.	DE
Clare Bridge of Tempe L.P.	DE
Clare Bridge of Tequesta L.P.	DE
Clare Bridge of Troutdale L.P.	DE
Clare Bridge of Wichita L.P.	DE
Clare Bridge of Wilmington L.P.	DE
Clare Bridge of Winston-Salem, LLC	NC
Clinton Brookside Drive, LLC	NY
Covenant Housing Corporation	KS
Coventry Corporation, Inc.	KS
Crossings International Corporation	WA
Crossings Management, Inc.	WA
Crossings of Colorado Springs L.P.	DE
Crossings of Pueblo L.P.	DE
Crossings of Twin Falls L.P.	DE
Crystal Health Services, LLC	DE
Dover Development, L.P.
Glastonbury Fairway Crossing, LLC	NY
Heartland Retirement Services, Inc.	WI
Ithaca Bundy Road, LLC	NY
Ithaca Trumansburg Road, LLC	NY
Marsh/Tihart Limited Partnership	MI
Niagara Land Holding, LLC	NY
Niagara Nash Road, LLC	NY
Niagara SC Wheatfield, LLC	NY
Pomacy Corporation	DE
Rockland Veterans Memorial Drive, LLC	NY
Rosebery Development LLC	IN
Sterling Cottage of Austintown LLC	DE
Sterling Cottage of Hagerstown I L.P.	DE
Sterling Cottage of Jeffersonville I L.P.	DE
Sterling Cottage of LaCrosse L.P.	DE
Sterling Cottage of Michigan City I L.P.	DE
Sterling Cottage of Muncie I L.P.	DE
Sterling Cottage of New Philadelphia I L.P.	DE
Sterling Cottage of Oklahoma City LLC	DE
Sterling Cottage of Valparaiso I L.P.	DE
Sterling Cottage of Vero Beach LLC	DE
Sterling Cottage of Winter Haven LLC	DE
Sterling of Beavercreek	DE
Sterling House of Bloomington II L.P.	DE

Sterling House of Hagerstown II L.P.	DE
Sterling House of Jeffersonville LLC	DE
Sterling House of Kokomo L.P.	DE
Sterling of Marion/Alliance LLC	DE
Sterling of Sun City LLC	DE
Sterling House of Muncie LLC	DE
Sterling House of Portage LLC	DE
Sterling House of Richmond LLC	DE
Sterling of Valparaiso LLC	DE
Third Party Investors I, LLC	DE
Wiltshire Development LLC	IN
Wovencare Systems, Inc.	WI
WovenHearts of Blaine L.P.	DE
WovenHearts of Inver Grove Heights L.P.	DE
WovenHearts of LaCrosse L.P.	DE
Wynwood of Adams L.P.	DE
Wynwood of Appleton L.P.	DE
Wynwood of Galloway L.P.	DE
Wynwood of Harden Ranch L.P.	DE
Wynwood of Pin Oak II L.P.	DE